UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report:
May 9, 2011
(Date of earliest event reported)
PG&E CORPORATION
(Exact Name of Registrant as specified in Charter)

California	1-12609	94-3234914

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market, Spear Tower, Suite 2400, San Francisco, CA	94105

(Address of principal executive offices)	(Zip code)
415-267-7000

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
PACIFIC GAS AND ELECTRIC COMPANY

(Exact Name of Registrant as specified in Charter)

California	1-2348	94-0742640

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Beale Street, P. O. Box 770000, San Francisco, California	94177

(Address of principal executive offices)	(Zip code)
(415) 973-7000

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events
     On May 9 2011, PG&E Corporation entered into an Equity Distribution Agreement with Barclays Capital Inc., Citigroup Global Markets Inc., and Morgan Stanley & Co. Incorporated pursuant to which each will act as PG&E Corporation’s sales agent with respect to the offer and sale from time to time of shares of PG&E Corporation common stock (the “Shares”) having an aggregate gross offering price not to exceed $288,400,000. This amount represents the approximate unissued balance of the $400,000,000 program previously announced on November 4, 2010 and established under PG&E Corporation’s prior registration statement on Form S-3 (No. 333-149360), which expired on February 22, 2011. Any Shares sold will be offered and sold pursuant to PG&E Corporation’s registration statement on Form S-3 (No. 333-172393) filed with the Securities and Exchange Commission on February 23, 2011. Sales of the Shares, if any, will be made by means of ordinary brokers’ transactions on the New York Stock Exchange or otherwise at market prices prevailing at the time of sale or at prices related to the prevailing market prices or at negotiated prices, in block transactions, or as otherwise agreed with the applicable sales agent pursuant to the Equity Distribution Agreement.

Item 9.01.	Financial Statements and Exhibits
Exhibits.

Exhibit No.	Description
1.1	Equity Distribution Agreement, dated May 9, 2011, among PG&E Corporation, Barclays Capital Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated
5.1	Opinion of Orrick, Herrington & Sutcliffe LLP regarding the legality of the Shares
23.1	Consent of Orrick, Herrington & Sutcliffe LLP (included in Exhibit 5.1)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION
	By:	/s/ Linda Y.H. Cheng
Linda Y.H. Cheng
Dated: May 9, 2011		Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY
	By:	/s/ Linda Y.H. Cheng
Linda Y.H. Cheng
Dated: May 9, 2011		Vice President, Corporate Governance and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.1	Equity Distribution Agreement, dated May 9, 2011, among PG&E Corporation, Barclays Capital Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated
5.1	Opinion of Orrick, Herrington & Sutcliffe LLP regarding the legality of the Shares
23.1	Consent of Orrick, Herrington & Sutcliffe LLP (included in Exhibit 5.1)

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